THRIVENT SERIES FUND, INC.

Supplement to Prospectus dated April 29, 2005

Regarding

High Yield Portfolio II

The following changes are made to your prospectus effective April 17, 2006:

The Board of Directors of Thrivent Series Fund, Inc. (the “Fund”) has approved a number of changes to the High Yield Portfolio II (the “Portfolio”), including changes in the Portfolio’s investment objective and principal strategies and a corresponding change of the Portfolio’s name to “Thrivent Diversified Income Plus Portfolio. ” These changes will take effect only if the Portfolio’s shareholders approve the change in the Portfolio’s investment objective at a special meeting of shareholders.

Currently, the investment objective for the High Yield Portfolio II is to strive for high current income and secondarily capital growth by investing primarily in high-risk, high-yield bonds commonly referred to as “junk bonds.” If approved by shareholders, the Diversified Income Plus Portfolio’s new investment objective will be to seek, under normal market conditions, to maximize income while maintaining prospects for capital appreciation by investing primarily in a diversified portfolio of income-producing securities. Currently, the Portfolio invests at least 80% of its net assets in high-yield, high-risk bonds, notes, debentures, and other debt obligations or preferred stocks. If the change in investment objective is approved by shareholders, the Portfolio no longer will have a policy of investing at least 80% of the Portfolio’s net assets in these types of high-yield debt securities and preferred stocks, although it may continue to make such investments.

Fund management and the Board believe that the proposed changes in the Portfolio’s investment objective and principal strategies likely will reduce the Portfolio’s volatility and will not change the Portfolio’s principal investment risks, except to add Real Estate Industry and Real Estate Investment Trust (REIT) Risk. However, Fund management and the Board believe that the addition of this new principal risk will be more than offset by the reduction in risk resulting from the fact that the Portfolio will no longer invest at least 80% of its net assets in high-risk, high-yield bonds, commonly referred to as “junk bonds.” Fund management also expects that these changes will generate a higher total return and greater probability of preserving principal, but with a lower net yield.

In order for these proposed changes to be implemented, the Portfolio’s shareholders will have to approve the change in the Portfolio’s investment objective. It is anticipated that proxy materials pertaining to this proposed change in investment objective will be distributed to Portfolio shareholders, and that a special meeting of shareholders will be held, during the second quarter of 2006. If shareholders do not approve the change in the Portfolio’s investment objective at the special meeting, the Portfolio’s shareholders will be promptly informed.

The date of this Supplement is April 17, 2006.

Please include this Supplement with your Prospectus.

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